UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 2013

WEBSENSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30093	51-0380839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10240 Sorrento Valley Road

San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 320-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed on May 20, 2013, Websense, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger on May 19, 2013 (the “Merger Agreement”) with Tomahawk Acquisition, LLC, a Delaware limited liability company (“Parent”), and Tomahawk Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”). On May 28, 2013, the Company and Vista Equity Partners Fund IV, L.P. issued a joint press release announcing that Merger Sub commenced a cash tender offer (the “Offer”) to purchase all outstanding shares (the “Shares”) of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) at a purchase price of $24.75 per share (the “Offer Price”), net to the seller in cash, without interest thereon and less any required withholding taxes.

On June 25, 2013, Merger Sub became the owner of more than 90% of the Shares, and in accordance with the Merger Agreement and as permitted by applicable law, Merger Sub merged with and into the Company (the “Merger”). At the effective time of the Merger (the “Effective Time”), (i) the Company was the surviving corporation in the Merger and now is a wholly-owned direct subsidiary of Parent and (ii) each outstanding Share not validly tendered, accepted for payment and paid for pursuant to the Offer (other than Shares owned by the Company (including treasury shares), Parent or Merger Sub, any wholly owned subsidiary of the Company or Parent, or by stockholders of the Company who have properly exercised and perfected their demand for appraisal rights pursuant to Section 262 of the Delaware General Corporation Law and, as of the Effective Time, have neither withdrawn nor lost their rights to appraisal) was converted into the right to receive the Offer Price, net to the holder thereof in cash without interest thereon and less any required withholding taxes. Following the Effective Time, the Shares were delisted from The NASDAQ Global Select Market, and will be deregistered under the Securities Exchange Act of 1934, as amended, and the Company will no longer file periodic reports with the Securities and Exchange Commission on account of the outstanding Shares.

Item 8.01	Other Events

The morning of June 25, 2013, Vista Equity Partners Fund IV, L.P. issued a press release announcing the expiration of the Offer and that it had accepted all Shares in the Offer. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

On June 25, 2013, the Company and Vista Equity Partners Fund IV, L.P. issued a joint press release announcing the consummation of the Merger. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Number	Description

99.1	Press Release, issued by Vista Equity Partners Fund IV, L.P.

99.2	Joint Press Release, issued by Websense, Inc. and Vista Equity Partners Fund IV, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: June 25, 2013	By:	/s/ Christian Waage
Christian Waage
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description

99.1	Press Release, issued by Vista Equity Partners Fund IV, L.P.

99.2	Joint Press Release, issued by Websense, Inc. and Vista Equity Partners Fund IV, L.P.